Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350, I, Michael W. Laphen,  Chief Executive Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1)  The Company’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended March 30, 2007 (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated January 11, 2008	/s/ MICHAEL W. LAPHEN
Michael W. Laphen Chief Executive Officer